UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 8, 2006

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011

(Address of principal executive offices, including zip code)
(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
     A copy of the Code of Business Conduct of the Registrant, amended effective as of February 8, 2006, is attached as Exhibit 14.1 to this Current Report and is incorporated by reference in this Item 5.05 in its entirety.
     In connection with the Registrant’s initial public offering of Class A Common Stock in September 2005, the Registrant formally adopted the Code of Business Conduct of Emdeon Corporation, its parent company, as its own Code of Business Conduct. Emdeon currently owns approximately 85.8% of the outstanding common stock of the Registrant and certain of the Emdeon’s directors and officers are also directors and/or officers of the Registrant. In addition, Emdeon provides certain administrative and other services to the Registrant pursuant to a services agreement between them. Accordingly, the Audit Committees and Governance & Compliance Committees of each of the Registrant and Emdeon believe it is advisable to have a single Code of Business Conduct apply to all of their directors, officers and employees.
     The primary purpose of the recent amendments to the Code was to make explicit, in the text of the Code, its use by both the Registrant and Emdeon. Related changes were made to reflect Emdeon’s name change in October 2005. In addition, new sections were added to cover two additional topics covered by many public companies in their codes of conduct:
•	Relations with Governmental Bodies and Agencies and their Officials (and Former Officials); and

•	Economic Sanctions and Trade Embargoes.
Finally, wording changes were made in other places in the Code in order to clarify or update various provisions. None of these amendments to the Code constituted or effected a waiver of application of any provision of the Code to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed herewith:

	14.1	Code of Business Conduct of the Registrant, amended effective as of February 8, 2006 (incorporated by reference to Exhibit 14.1 to the Current Report on Form 8-K filed by Emdeon Corporation on February 9, 2006)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: February 9, 2006	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

14.1	Code of Business Conduct of the Registrant, amended effective as of February 8, 2006 (incorporated by reference to Exhibit 14.1 to the Current Report on Form 8-K filed by Emdeon Corporation on February 9, 2006)

4